UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2008

Dionex Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-11250	94-2647429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Titan Way Sunnyvale, CA	94088
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (408) 737-0700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On December 1, 2008, Lukas Braunschweiler notified Dionex Corporation (the "Company") that he is resigning as President and Chief Executive Officer of the Company, effective May 31, 2009.

          Lukas Braunschweiler's resignation was announced in a press release dated December 5, 2008, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.         Description
    99.1                Press Release of Dionex Corporation dated December 5, 2008.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dionex Corporation (Registrant)
December 5, 2008 (Date)	/s/ CRAIG A. MCCOLLAM Craig A. McCollam Sr. Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.         Description
    99.1                Press Release of Dionex Corporation dated December 5, 2008.